Exhibit 99.1

December 2007 Update

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2007 plan, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully form, market, and operate a master limited partnership, our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices and basis differentials for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 49 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2006, File No. 001-14365, available by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined in the SEC's Regulation G. More information on these trade non-GAAP financial measures, including EBITDA and E&P cash costs, and the required reconciliations under Regulation G are set forth in the Appendix to this presentation.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Our Vision & Values

The Investment Proposition El Paso offers a compelling way to participate in the North American natural gas market Premier interstate pipeline franchise Top 10 independent producer with geographic diversity Excellent opportunities for both businesses

Delivering Value for Shareholders ANR sale restored financial strength/flexibility Pipelines continue industry leadership MLP adds opportunities/valuation upside E&P hitting its stride Production and costs Brazil exploration 2008 hedging program shields price exposure

Pipeline Group 13 a meaningful company delivering meaningful results doing meaningful work

4%–6+% EBITDA Growth is Highly Visible

$ Millions







	2007	2008–2009	2010 & Beyond
	In-service:	WIC Kanda Lateral	SNG SESH Phase II
	SNG Cypress Phase I	TGP Essex/Middlesex	SNG South System III
	TGP LA Deepwater Link	Cheyenne Plains—Coral	Elba Expansion III & Elba Express
	TGP Triple T	CIG High Plains Pipeline & Storage (50%)	Gulf LNG (50%)
	CIG Raton Basin	WIC Medicine Bow	
	TGP Northeast ConneXion	SNG Cypress Phase II	
	In-service by year-end:	SNG SESH Phase I	
	LPG Burgos Pipeline (50%)	TGP Carthage	
Total capital	**$60***	**$580**	**$1,990**

*Projects not yet in-service

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MLP Adds New Dimension Committed to grow El Paso Pipeline Partners Organic Drop downs from El Paso Third-party acquisition El Paso highly incentivized with 56 MM common/ subordinated units plus 2% GP interest and IDR Most pipeline assets suitable for MLP $2.4 billion NOL (post IPO) Review on ongoing basis Proceeds available for reinvestment, share buy backs, debt reduction

MLP-Valuation Enhancement Construct Corporate Valuation MLP Valuation 7 10.5 17 6-7 9-11 13-17 Significant coverage given current $1.5 billion EBITDA potential drop downs Multiple EBITDA

Exploration & Production 21 a meaningful company doing meaningful work delivering meaningful results

E&P Has Turned the Corner Hitting production targets Unit cash costs have improved High grading portfolio Peoples acquisition Divestitures High grading will: Extend reserve life Reduce unit O&M Increase predictability Improved capital efficiency Expand depth of drilling inventory Successful Brazil exploration compliments successful domestic program

3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 Onshore 415 422 433 439 423 TGC 183 182 189 202 205 GOM/SLA 189 209 182 202 206 International 23 17 16 14 14 Production on Target 830 415 183 189 810 23 Note: Includes proportionate share of Four Star equity volumes 17 209 182 422 MMcfe/d 820 16 182 189 433 857 14 202 202 439 848 14 206 205 423 4Q 2007 estimate 840-850 excluding Peoples

Improved E&P Cash Costs $/Mcfe FY 2006 1Q 2007 2Q 2007 3Q 2007 Direct Lifting Costs 0.95 0.95 0.85 0.83 Production Taxes 0.29 0.32 0.33 0.26 General & Administrative 0.59 0.69 0.68 0.64 Taxes Other Than Production & Income 0.03 0.04 0.06 0.04 $1.86 $1.99 $1.92 $0.69 $0.03 $0.03 $0.06 $0.59 $0.68 $0.29 $0.32 $0.33 $0.95 $0.95 $0.85 $1.77 $0.04 $0.64 $0.26 $0.83

Brazil Exploration-What Does it Mean? 12 MM BOE proved on books Now 90 MMBOE potential 15,000 to 20,000 BOE/d (100%) peak production in 2009 Strong industry interest in 50% sell down (non- operating) Three successful wells on structure Third well structurally high vs. expectations Project sanction and additional delineations or development drilling in 2008 More oil & gas prospects in area Pinauna (BM-CAL-4) Bia (BM-ES-5) 15

2008 Natural Gas and Oil Hedge Positions 2.5 MMBbls $88.48 fixed price 0.9 MMBbls $57.03 ceiling/ $55.00 floor Balance at Market Price Ceiling Floors 3.4 MMBbls Average cap $79.95/Bbl 3.4 MMBbls Average floor $79.40/Bbl Positions as of November 30, 2007 Note: See full Production-Related Derivative Schedule in Appendix 2008 Gas 2008 Oil 141 TBtu Average cap $10.06/MMBtu 108 TBtu $8.00 floor/ $10.80 ceiling 33 TBtu $7.65 fixed price 141 TBtu Average floor $7.92/MMBtu Ceiling Floors

Finishing the Year in Strong Fashion Successful IPO of El Paso Pipeline Partners Pipeline group in the hunt for significant projects E&P will continue to deliver solid results E&P property sales will continue high-grading process

December 2007 Update

Appendix

Components of Net Asset Value Pipeline Pipeline Group EBITDA Less EBITDA now in MLP Plus 50% Citrus EBITDA Less 50% Citrus JV income EPB common/sub units (~56M) Cash proceeds from EPB IPO EPB GP interest E&P 2.6 Tcfe proved (12/31/06) 2.5 risked reserve potential Peoples Production at cost International Power (book value) NOL $2.4 billion (est. at 12/31/07) Marketing & Trading liability (includes hedges) Short & long-term net debt 50% of Citrus debt Preferred stock Environmental, legal, & other liabilities Assets Liabilities

El Paso Pipeline System El Paso Natural Gas Mexico Ventures Mojave Pipeline Colorado Interstate Gas Wyoming Interstate Cheyenne Plains Pipeline Tennessee Gas Pipeline Southern Natural Gas Florida Gas Transmission (50%) Elba Island LNG Source: El Paso Corporation Premier pipeline franchise 19% of total U.S. interstate pipeline mileage 23 Bcf/d capacity (16% of total U.S.) 16 Bcf/d throughput (28% of gas delivered to U.S. consumers) Gulf LNG (50%)

Gulf LNG Gulf LNG (50%) Strategic location Fully contracted Fixed capital cost Leverage LNG terminal operating expertise 50% interest-EP to operate 6.6 Bcf storage capacity Currently under construction 1.3 Bcf/d send-out capacity Total project cost: $1.1 billion In-service early 2011 22

Espirito Santo Bia/Camarupim Discovery Petrobras oper WI 65% El Paso WI 35% 10 km Petrobras oper WI 65% El Paso WI 35% 6-ESS-168 discovery Petrobras oper WI 100% 3-ESS-177 discovery Brazil Espirito Santo m m m

Pinauna Project Update Successfully expanded field Completed drilling and testing Unrisked resource potential up to 90 MMBOE Pinauna POD area BAS-73 1 3 km Sergi depth BAS-74 Acai-1 BAS-64 Cacau-1 -2,420 m OWC -2,380 m OWC Pinauna Field (BAS-64) 1,350 acres Brazil Camamu

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. Additional detail regarding non-GAAP financial measures can be reviewed in El Paso's full operating statistics, which will be posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; and (iii) interest and debt expense. The company excludes interest and debt expense so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. EBITDA is defined as EBIT, depreciation, depletion and amortization. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Exploration and Production cash costs or unit cash costs equal total operating expenses less DD&A and cost of products and services divided by total production. The company believes that cash costs are useful to its investors because it allows them to evaluate more effectively the costs of the company. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

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Non-GAAP Reconciliation: E&P Cash Costs Total operating expense Depreciation, depletion, and amortization Costs of products & services Per unit cash cost* Total equivalent volumes (MMcfe)* $ 346 (189) (19) 71,493 $ 4.84 (2.64) (0.28) $ 1.92 Total ($ MM) Per Unit ($/Mcfe) 2Q 2007 $ 1,229 (645) (87) 266,518 $ 4.61 (2.42) (0.33) $ 1.86 Total ($ MM) Per Unit ($/Mcfe) FY 2006 *Excludes volumes and costs associated with equity investment in Four Star $ 328 (170) (24) $ 4.86 (2.52) (0.35) $1.99 Total ($ MM) Per Unit ($/Mcfe) 67,442 1Q 2007 $ 347 (194) (25) 72,392 $ 4.79 (2.68) (0.34) $ 1.77 Total ($ MM) Per Unit ($/Mcfe) 3Q 2007

Production-Related Derivative Schedule-Fixed Price Note: Positions are as of November 30, 2007 (contract months: January 2008-forward) *Actual designated weighted average price is $88.29. Approximately $500,000 MTM gain recognized in 4Q 2007 Designated-EPEP Fixed price-Legacy Fixed price Ceiling Floor Economic-EPEP Fixed price Ceiling Floor Economic-EPM Ceiling Floor Avg. ceiling Avg. floor Designated-EPEP Fixed price* Economic-EPM Ceiling Floor Avg. ceiling Avg. floor 4.6 21.0 93.3 93.3 7.3 14.6 14.6 140.8 140.8 2.50 0.93 0.93 3.43 3.43 $ 3.42 $ 8.37 $ 10.92 $ 8.00 $ 8.24 $ 10.00 $ 8.00 $ 10.06 $ 7.92 $ 88.48 $ 57.03 $ 55.00 $79.95 $79.40 4.6 16.8 16.8 21.4 21.4 $ 3.56 $ 8.75 $ 6.00 $ 7.63 $ 5.48 4.6 4.6 4.6 $ 3.70 $3.70 $ 3.70 2008 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2009 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2010 Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) 2008 Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) 2009 Natural Gas Crude Oil 6.8 6.8 6.8 $ 3.88 $ 3.88 $ 3.88 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2011-2012 Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) 2010 29